SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2005

HINES HORTICULTURE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24439	33-0803204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12621 Jeffrey Road, Irvine, California 92620
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 559-4444

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On July 13, 2005, Hines Nurseries, Inc. (the “Company”), a subsidiary of Hines Horticulture, Inc., Enviro-safe Laboratories, Inc. (“Envio-Safe”) and Hines SGUS Inc. (“SGUS”) ( the Company, Enviro-Safe and SGUS are collectively referred to herein as the “Companies”) negotiated and entered into the First Amendment to Credit Agreement dated as of June 30, 2005 (the “Amendment”) to the Credit Agreement dated as of September 30, 2003 (the “Credit Agreement”). The Amendment was entered into among the Companies, the financial institutions a party thereto, Deutsche Bank Trust Company Americas, as administrative agent for the Lenders, Fleet Capital Corporation and LaSalle Bank National Association, as co-syndication agents, and Harris Trust and Savings Bank and Wells Fargo Bank, N.A., as co-documentation agents.

The Amendment amends the Company’s requirements for repayment of term loans and unscheduled reductions of revolving loan commitments regarding certain real property sales and applies the proceeds from such property sales to the term loans and allows for the exclusion of Capital Expenditures up to $12,000,000 in aggregate expenditures to replace certain assets sold. The Amendment also establishes minimum proceeds from the sales and other terms.

The Amendment also amends the calculation of the Company’s fixed charge coverage ratio and leverage ratio to allow as an addition to EBITDA certain adjustments related to work force reductions that occurred during the second quarter of 2005. The Amendment also requires the Company to meet the following amended minimum fixed charge coverage ratio and maximum leverage ratio covenants:

Fiscal Quarter	Minimum Fixed Charge Coverage Ratio

1st Fiscal Quarter, Fiscal year 2006	1.00:1.00
2nd Fiscal Quarter, Fiscal year 2006	1.00:1.00
3rd Fiscal Quarter, Fiscal year 2006	1.00:1.00
4th Fiscal Quarter, Fiscal year 2006	1.00:1.00
1st Fiscal Quarter, Fiscal year 2007	1.05:1.00
2nd Fiscal Quarter, Fiscal year 2007 and each Fiscal Quarter thereafter	1.10:1.00

Maximum Leverage
Fiscal Quarter	Ratio

4th Fiscal Quarter, Fiscal year 2005	5.30:1.00
1st Fiscal Quarter, Fiscal year 2006	5.35:1.00
2nd Fiscal Quarter, Fiscal year 2006	5.50:1.00
3rd Fiscal Quarter, Fiscal year 2006	5.00:1.00
4th Fiscal Quarter, Fiscal year 2006	4.90:1.00
1st Fiscal Quarter, Fiscal year 2007	4.80:1.00
2nd Fiscal Quarter, Fiscal year 2007	4.60:1.00
3rd Fiscal Quarter, Fiscal year 2007 and each Fiscal Quarter thereafter	4.50:1.00

All other terms and conditions of the Credit Agreement remain in full force and effect.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HINES HORTICULTURE, INC.

Date: July 19, 2005	By:	/s/ Claudia M. Pieropan
Claudia M. Pieropan Chief Financial Officer, Secretary and Treasurer (principal financial and accounting officer)